September 29, 2016

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE PROSPECTUS OF
Active Assets Government Trust, dated October 30, 2015

At a meeting held on September 27-28, 2016, the Board of Trustees of Active Assets Government Trust approved re-designating the existing class of the Fund as "S Class."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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